DELAWARE POOLED TRUST

Delaware REIT Fund

Supplement to the Fund's Prospectuses
dated February 28, 2006

(Class A/Class B/Class C/Class R/Institutional Class)

Effective May 8, 2006, Babak Zenouzi will assume primary responsibility for making the day-to-day investment decisions for Delaware REIT Fund. The following replaces the section entitled "Who manages the Fund - Portfolio manager."

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund. When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak (Bob) Zenouzi, Senior Vice President/Senior Portfolio Manager, rejoined Delaware Investments in May 2006. Mr. Zenouzi previously worked at Delaware Investments from 1992 to 1999, where he served as a portfolio manager. He returned to the firm to lead the REIT group, including the team, its products and process, and to serve as lead portfolio manager for the firm's Dividend Income products, which he was instrumental in creating. Mr. Zenouzi worked at Chartwell Investment Partners (Chartwell) from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small Cap Value Fund. Previously, he held several positions in accounting and financial analysis with The Boston Company. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, Vice President/Senior Portfolio Manager, joined Delaware Investments in 1994 and currently serves as a portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates, Inc. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Mr. Andres is a CFA charterholder.

The date of this Supplement is May 5, 2006.